                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earlies event report) December 17, 1996
                                              ---------------------------------

Commission File Number 0-12516
                      ---------------------------------------------------------


Dynamic Healthcare Technologies, Inc.
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)



Florida                               0-12516                   59-338971
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)         (IRS E.I.N.)
 of Incorporation)



101 Southhall Lane, Suite 210       Maitland, Florida           32751
-------------------------------------------------------------------------------

(Address of principal executive offices)                        (ZIP Code)



(407) 875-9991
--------------------------------------------------------------------------------
(Registrant's telephone, including area code)


None
--------------------------------------------------------------------------------
(Former name of former address, if changed from last report)



This report consists of 83 pages.

The index to exhibit appears on page 5.

                                   FORM 8-K
                    DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                              DECEMBER 17, 1996


Item 1.  Changes in Control of Registrant

         None.

Item 2.  Acquisition or Disposition of Assets

         On December 17, 1996 pursuant to the terms of a Merger Agreement by and among Collaborative Medical Systems, Inc. of Waltham,
         Massachusetts ("CoMed"), CoMed Acquisition Corporation (a wholly owned subsidiary of the Registrant, hereafter "Newco"), and the Registrant, CoMed was merged with and into Newco. Under the terms of the Merger Agreement the Registrant paid $8,500,000 cash, issued 1,000,000 shares of restricted common stock, and 6,000 shares of Series CM Non-Voting, Convertible Preferred Stock ("Series CM Preferred Stock") to the shareholders of CoMed. The Series CM Preferred Stock shall be automatically convertible into shares of the Registrant's common stock at the close of business on August 29, 1997 ("Contingent Shares"), pursuant to a formula based upon the average closing bid and ask price of the Registrant's common stock as quoted on the National Market for the five (5) trading day period ending August 29, 1997 (the "CSAVG"). If the CSAVG is greater than or equal to $8.00, an aggregate of 100 shares of the Registrant's common stock will be issued as Contingent Shares; if the CSAVG is less than or equal to $5.00, then an aggregate of 600,000 shares of the Registrant's common stock will be issued as Contingent Shares; and if the CSAVG is greater than $5.00 but less than $8.00, then the number of shares of the Registrant's common stock to be issued as Contingent Shares will be pro-rated accordingly. Funds for the transactions came from the Registrant's cash resources. Terms of the Merger Agreement were based upon arms length negotiations.

Item 3.  Bankruptcy or Receivership

         None.

Item 4.  Changes in Registrant's Certifying Accountants

         None.

Item 5.  Other Events

         None.

Item 6.  Resignations of Registrant's Directors

         None.

Item 7.  Financial Statements and Exhibits

        (a)     Financial Statements of Businesses Acquired.

                The Registrant will file with the Commission the financial statements required by this item within 60 days after the date of this Form 8-K.

        (b)     ProForma Financial Information

                The Registrant will file with the Commission the financial statements required by this item within 60 days after the date of the Form 8-K.

        (c)     Exhibits

                Exhibit 2: Agreement and Plan of Merger among Comed Acquisition Corporation, Dynamic Healthcare Technologies, Inc., and Collaborative Medical Systems, Inc., dated December 17, 1996 (the "Merger Agreement").

                Exhibit 4: Certificate of Designation of Series CM Non-Voting, Convertible Preferred Stock

Item 8. Change in Fiscal Year

        None.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                -------------------------------------
                                (Registrant)


Date: December 26, 1996         /S/MITCHEL J. LASKEY
-----------------------         -------------------------------
                                Mitchel J. Laskey
                                President, COO


Date: December 26, 1996         /S/PAUL S. GLOVER
-----------------------         -------------------------------
                                Paul S. Glover
                                Vice President of Finance, CFO

                                   FORM 8-K
                    DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

                              INDEX TO EXHIBITS


Description of Exhibits:                                       Page Number

Exhibit 2:   Agreement and Plan of Merger among Comed
             Acquisition Corporation, Dynamic Healthcare
             Technologies, Inc., and Collaborative Medical
             Systems, Inc., dated December 17, 1996 (the
             "Merger Agreement").                                   6

Exhibit 4:   Certificate of Designation of Series CM Non-
             Voting, Convertible Preferred Stock                   81